UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 20, 2021

Date of Report (Date of earliest event reported)

BurgerFi International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38417	82-2418815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 US Highway 1, North Palm Beach, FL	33408
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 844-5528

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

As used in this Current Report on Form 8-K, unless the context requires otherwise, the terms “the Company,” “BurgerFi,” “we,” “us” and “our” refer to BurgerFi International, Inc. and its subsidiaries.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure set forth in Item 7.01 below is hereby incorporated by reference.

Item 7.01	Regulation FD Disclosure.

On April 20, 2021, BurgerFi issued a press release announcing that it had received a letter from the Nasdaq Stock Market, LLC dated April 16, 2021, advising the Company that as a result of not timely filing its Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”), the Company was not in compliance with the filing requirements for continued listing under Nasdaq Listing Rule 5250(c)(1). The release also stated that the Company intends to regain compliance within the time periods provided by Nasdaq and that BurgerFi expected its common stock and warrants to continue trading on Nasdaq pending its regaining compliance. As previously announced, the delay in filing the 2020 Form 10-K occurred as a result of additional time needed to ensure that certain aspects of its 2020 financial statements conform with the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies,” issued by the Division of Corporate Finance of the Securities and Exchange Commission on April 12, 2021.

A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The foregoing information, including the press release attached hereto as Exhibit 99.1, is being furnished pursuant to Item 7.01 of this Current Report and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1*	Press Release, dated April 20, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2021

BURGERFI INTERNATIONAL, INC.

By:	/s/ Julio Ramirez
Julio Ramirez Chief Executive Officer